CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alain Kardos, Chief Executive Officer of Image Innovations Holdings Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No. 2 to Quarterly Report on Form 10-QSB of Image Innovations Holdings Inc., for the quarterly period ending June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Image Innovations Holdings Inc.

By:	/s/ Alain Kardos

Name:	Alain Kardos

Title:	Chief Executive Officer

Date:	February 19, 2004